Income Tax	12 Months Ended
Dec. 31, 2011
Income Tax [Abstract]
Income Tax

15. Income Tax

The provision for income tax from continuing operations was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Current:
Federal	$(200)	$121	$(239)
State and local	(1)	21	12
Foreign	614	203	227

Subtotal	413	345	—

Deferred:
Federal	2,241	643	(2,205)
State and local	(3)	(7)	26
Foreign	142	129	73

Subtotal	2,380	765	(2,106)

Provision for income tax expense (benefit)	$2,793	$1,110	$(2,106)

The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Tax provision at U.S. statutory rate	$3,215	$1,306	$(1,615)
Tax effect of:
Tax-exempt investment income	(246)	(242)	(288)
State and local income tax	(4)	9	17
Prior year tax	(4)	59	(26)
Tax credits	(138)	(82)	(87)
Foreign tax rate differential	(41)	37	(130)
Change in valuation allowance	16	7	20
Other, net	(5)	16	3

Provision for income tax expense (benefit)	$2,793	$1,110	$(2,106)

Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2011	2010
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$5,939	$8,450
Net operating loss carryforwards	1,595	1,971
Employee benefits	916	664
Capital loss carryforwards	449	408
Tax credit carryforwards	1,692	1,007
Litigation-related and government mandated	207	227
Other	483	336

	11,281	13,063
Less: Valuation allowance	1,083	932

	10,198	12,131

Deferred income tax liabilities:
Investments, including derivatives	3,371	2,261
Intangibles	5,309	5,814
Net unrealized investment gains	4,453	1,560
DAC	3,268	3,338
Other	192	125

	16,593	13,098

Net deferred income tax asset (liability)	$(6,395)	$(967)

The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2011:

	Net Operating Loss Carryforwards		Capital Loss Carryforwards
	Amount	Expiration	Amount	Expiration
	(In millions)		(In millions)
Domestic	$1,958	Beginning in 2018	$1,248	Beginning in 2013
State	$251	Beginning in 2012	$—	N/A
Foreign	$3,056	Beginning in 2015	$37	Beginning in 2014

Tax credit carryforwards of $1.7 billion at December 31, 2011 will expire beginning in 2016.

As of the Acquisition Date, the Company had established a valuation allowance of $671 million against the amount of U.S. deferred tax assets that was expected to reverse post-branch restructuring of American Life. As of November 1, 2011 the Company finalized American Life’s current and deferred income tax liabilities based upon the determination of the amount of taxes resulting from the Section 338 Election and the corresponding filing of the income tax return. Accordingly, American Life’s current income tax receivable was increased by $12 million and deferred tax assets were reduced by $2 million with a corresponding net decrease to goodwill. The Company also increased the valuation allowance recorded against U.S. deferred tax assets to $720 million. The increase in the valuation allowance of $49 million, with a corresponding increase to goodwill, was a result of changes in estimates and assumptions relating to the reversal of U.S. temporary differences prior to the completion of the anticipated restructuring of American Life’s foreign branches and filing of the income tax return.

The Company also has recorded a valuation allowance increase related to tax benefits of $20 million related to certain state and foreign net operating loss carryforwards, $1 million related to certain foreign unrealized losses, $86 million related to certain foreign other assets, and a decrease of $5 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management’s assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards, certain state net operating loss carryforwards, certain foreign unrealized losses and certain foreign other assets will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

The Company has not provided U.S. deferred taxes on cumulative earnings of certain non-U.S. affiliates and associated companies that have been reinvested indefinitely. These earnings relate to ongoing operations and have been reinvested in active non- U.S. business operations. The Company does not intend to repatriate these earnings to fund U.S. operations. Deferred taxes are provided for earnings of non-U.S. affiliates and associated companies when the Company plans to remit those earnings. At December 31, 2011 the Company had not made a provision for U.S. taxes on approximately $1.7 billion of the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.

The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

The Company’s liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$810	$773	$766
Additions for tax positions of prior years	30	186 (1)	43
Reductions for tax positions of prior years	(161)	(84)	(33)
Additions for tax positions of current year	13	13	52
Reductions for tax positions of current year	(8)	(8)	(9)
Settlements with tax authorities	(5)	(59)	(46)
Lapses of statutes of limitations	—	(11)	—

Balance at December 31,	$679	$810	$773

Unrecognized tax benefits that, if recognized would impact the effective rate	$527	$536	$583

(1)	An increase of $169 million resulted from the acquisition of American Life.

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest and penalties were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Interest and penalties recognized in the consolidated statements of operations	$31	$6	$21

		December 31,
		2011	2010
		(In millions)
Interest and penalties included in other liabilities in the consolidated balance sheets		$235	$221(1)

(1)	An increase of $20 million resulted from the acquisition of American Life.

The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction (“DRD”), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $159 million and $87 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $8 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $57 million related to a true-up of the 2009 tax return.